UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

Brookfield Property REIT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Stock, par value $.01 per share	BPYU	Nasdaq Global Select Market
6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share	BPYUP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 8, 2020 Brookfield Property REIT Inc. (the “Company”) disclosed the following financial information:

The following is the Company’s balance sheet as at March 31, 2020 and December 31, 2019.

Brookfield Property REIT Inc.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31, 2020	December 31, 2019
	(Dollars in thousands, except share and per share amounts)
Assets:
Investment in real estate:
Land	3,656,141	$3,659,595
Buildings and equipment	14,061,739	14,020,589
Less accumulated depreciation	(2,705,699)	(2,569,911)
Construction in progress	170,049	160,443
Net property and equipment	15,182,230	15,270,716
Investment in Unconsolidated Real Estate Affiliates	4,537,076	4,634,292
Net investment in real estate	19,719,306	19,905,008
Cash and cash equivalents	224,096	197,829
Accounts receivable, net	241,742	234,928
Notes receivable	46,046	76,310
Deferred expenses, net	181,304	188,591
Prepaid expenses and other assets	712,294	745,060
Deferred tax assets, net	619,241	625,660
Total assets	$21,744,029	$21,973,386
Liabilities:
Mortgages, notes and loans payable	$15,933,776	$15,902,894
Investment in Unconsolidated Real Estate Affiliates	132,469	125,565
Accounts payable and accrued expenses	938,549	1,027,130
Dividend payable	4,438	21
Junior subordinated notes	206,200	206,200
Total liabilities	17,215,432	17,261,810
Redeemable equity interests	1,183,669	1,354,234
Redeemable noncontrolling interests	61,406	62,235
Total redeemable interests	1,245,075	1,416,469
Equity:
Total stockholders' equity	1,799,484	1,762,367
Noncontrolling interests	1,484,038	1,532,740
Total equity	3,283,522	3,295,107
Total liabilities, redeemable interests and equity	$21,744,029	$21,973,386

The following is the Company’s income statement for the three months ended March 31, 2020 and March 31, 2019.

Brookfield Property REIT Inc. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Three Months Ended March 31,
	2020	2019
	(Dollars in thousands, except per share amounts)
Revenues:
Rental revenues, net	$351,829	$323,020
Management fees and other corporate revenues	35,338	41,188
Other	16,463	12,175
Total revenues	403,630	376,383
Operating Expenses:
Real estate taxes	47,807	40,855
Property maintenance costs	9,146	10,061
Marketing	764	904
Other property operating costs	49,821	43,422
Property management and other costs	60,975	56,054
General and administrative	4,890	5,413
Costs related to the BPY Transaction	—	8,339
Depreciation and amortization	157,346	118,799
Total operating expenses	330,749	283,847
Interest and dividend income	3,096	8,422
Interest expense	(178,802)	(154,706)
Loss before income taxes, equity in loss of Unconsolidated Real Estate Affiliates and related gain on investment, and allocation to noncontrolling interests	(102,825)	(53,748)
Provision for income taxes	(5,428)	(4,450)
Equity in loss of Unconsolidated Real Estate Affiliates	(4,843)	(7,873)
Unconsolidated Real Estate Affiliates - gain on investment, net	12,647	104,354
Net (loss) income	(100,449)	38,283
Allocation to noncontrolling interests	18,622	(6,633)
Net (loss) income attributable to Brookfield Property REIT Inc.	$(81,827)	$31,650

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

May 8, 2020	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary